UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 6, 2006

CTS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)
905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)
Registrants' Telephone Number, Including Area Code: (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 6, 2006, CTS Corporation issued a press release announcing that it will consolidate manufacturing operations at its Berne, Indiana facility into three of its other existing facilities before the end of the year. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Exhibits.
The following exhibits are filed with this report:
	Exhibit No.	Exhibit Description
	99.1	Press Release dated January 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CTS CORPORATION

                          /s/ Richard G. Cutter
                          By:  Richard G. Cutter
                       Vice President, Secretary
                       and General Counsel

Date: January 6, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated January 6, 2006